EXHIBIT 10.5
                               AMENDMENT THREE TO
                               ------------------

                        RETIREMENT PLAN FOR EMPLOYEES OF
                        --------------------------------

                CAPITAL SOUTHWEST CORPORATION AND ITS AFFILIATES
                ------------------------------------------------

                 As Amended and Restated Effective April 1, 1989
                 -----------------------------------------------



     WHEREAS, effective as of April 1, 1989, the Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates (the "Plan") was amended and restated in its entirety;
     WHEREAS, by the terms of Section 6.4 of the Plan, the Plan may be amended; and
     WHEREAS, it is necessary that certain technical amendments be made to the Plan in order to comply with the Retirement Protection Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Community Renewal Tax Relief Act of 2000, and it is appropriate that certain other amendments be made;

     NOW, THEREFORE, the Plan is hereby amended, effective as of the dates specified below, as follows:

     1. Effective as of April 1, 1997, the fourth paragraph of Section 1.1(A)(6) of the Plan (which provides for family aggregation for certain Participants) is deleted in its entirety.

     2.  Effective  as of April 1, 2001,  clause (b) in the first  paragraph  of
Section 1.1(A)(6) of the Plan is amended to read in its entirety as follows:

     "(b) the amounts, if any, that would have been includable in the employee's
          Compensation under (a) above for such calendar year if they had not been contributed on his behalf by the Employer pursuant to a salary reduction agreement and had not been excluded from his gross income under the provisions of Section 125 (cafeteria plan) or Section 132(f) (qualified transportation fringes) of the Internal Revenue Code."


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                                      -2-

     3. Effective as of January 1, 2002, Section 1.1(A)(13) of the Plan is amended to delete the word "or" in clause (b), to replace the period at the end of clause (c) with a semicolon and the word "or", and to add a new clause (d) which shall read in its entirety as follows:
     "(d) any individual who by contract is not classified by the Employer as a common law employee of the Employer, even if such individual is included on the Employer's payroll for Federal income tax withholding purposes or whether such person is later classified as an employee by the Internal Revenue Service, the Department of Labor, a court, an administrative agency, or an Employer."

     4. Effective as of April 1, 1997, Section 1.1(A)(16) of the Plan is amended to read in its entirety as follows:

     "(16)'Highly Compensated Employee' shall mean any 'highly compensated active employee' or 'highly compensated former employee.'

          (a) A 'highly compensated active employee' includes any employee who performs service for an Employer or Controlled Group Member during the determination year and who, during the look-back year, received compensation from the Employer or Controlled Group Member in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Internal Revenue Code) and was a member of the top-paid group for such year. The term 'highly compensated active employee' also includes an employee who is a '5-percent owner' (within the meaning of Section 414(q) of the Internal Revenue
               Code) any time during the look-back year or the determination year. An employee is in the 'top-paid group' for a year if such employee is in the group consisting of the top 20% of the employees of all Controlled Group Members when ranked on the basis of compensation paid during such year.

               The 'determination year' shall be the Plan Year and the 'look-back year' shall be the twelve-month period immediately preceding the determination year. The calendar year which begins with or within the look-back year shall be treated as the look-back year for purposes of determining whether an employee is a highly compensated employee on account of the employee's compensation for a look-back year under Section 414(q)(1)(B) of the Internal Revenue Code.


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                                      -3-

          (b) A 'highly compensated former employee' includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer or a Controlled Group Member during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

          (c) The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group and the compensation that is considered, shall be made in accordance with Section 414(q) of the Internal Revenue Code and regulations thereunder. The method of determination set forth above in this Section shall apply to all plans (both retirement and nonretirement) of the Employer for which the definition of 'highly compensated employee' is applicable."

     5. Effective as of January 1, 1997, Section 1.1(A)(32) of the Plan is amended to add the following paragraph at the end thereof:

          "Notwithstanding the foregoing provisions of this Section 1.1(A)(32), each participant who is not a 5-percent owner, who has attained age 70 1/2 in a calendar year after 1995 and prior to 2002 and who has not retired by the end of such calendar year, shall be entitled to elect, at the time and in the manner specified by the Committee, but in any event prior to April 1 of the calendar year following the calendar year in which such Participant attained age 70 1/2, to defer such Participant's Required Beginning Date until April 1 of the calendar year that next follows the calendar year in which he retires. Upon such election by the Participant, his Required Beginning Date shall become April 1 of the calendar year immediately following the calendar year in which he retires.

          For purposes of this Section 1.1(A)(32), a Participant is treated as a 5-percent owner after December 31, 1996, if such Participant is a 5-percent owner, as defined in Section 416 of the Internal Revenue
          Code, with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2."

     6. Effective as of January 1, 2002, Section 1.1(A)(32) of the Plan is amended to add the following paragraph at the end thereof:

          "Notwithstanding the foregoing provisions of this Section 1.1(A)(32), the Required Beginning Date for each Participant who is not a 5-percent owner and who attains age 70 1/2 on or after January 1,
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                                      -4-

          2002, shall be April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2 or retires, whichever occurs later."

     7. Effective as of December 12, 1994, the second paragraph in Section 1.3 of the Plan is amended to add the following sentence at the end thereof:

          "Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code."

     8. Effective as of January 1, 2002, Section 1 of the Plan is amended to add a new Section 1.8 which shall read in its entirety as follows:

     "1.8 - SERVICE AND TERMINATION OF SERVICE

          For purposes of the Plan, an Employee or Participant shall be considered to be in the service of the Employer and shall not be considered to have incurred a termination of his service until the date of his early, normal or disability retirement, death, resignation, discharge or other termination of his employment with an Employer, notwithstanding any payment or agreement to pay severance pay in connection with the termination of his employment."

     9. Effective as of January 1, 1997, Section 2.1(C) of the Plan is amended to add the following paragraph at the end thereof:

          "Where a Participant's monthly retirement income commences after April 1 following the calendar year in which such Participant attains age 70 1/2, the accrued benefit of such Participant shall be actuarially increased in accordance with regulations or other official pronouncements of the Internal Revenue Service to take into account the period beginning on April 1 following the calendar year in which the Participant attains age 70 1/2 and ending on the date on which benefits under the Plan commence after retirement in an amount sufficient to satisfy Section 401(a)(9) of the Internal Revenue Code."

     10. Effective as of April 1, 1997, Section 2.4(A)(2)(b) of the Plan is amended to read in its entirety as follows:

          "(b) if he had  completed  at least 10 years of Vesting  Service as of the date of termination of his service and he so elects in writing filed with the Committee at least 30 but not more than 90 days prior to the effective date thereof (or if the Participant waives the 30-day notice period with any required spousal consent, then more than 7 days but not more than 90 days prior to the effective date thereof), the first day of any month, which is prior to his Normal Retirement Date and is on or after the date
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                                      -5-

               on which he attained the age of 55 years, that he specifies in his written election filed with the Committee."

     11. Effective as of April 1, 1997, the following parenthetical phrase shall be inserted in the first sentence of the fourth paragraph of Section 3.1 of the Plan after the words "90 days prior to the effective date thereof" and before the comma which follows such words:
          "(or, if the Participant waives the 30-day notice period with any required spousal consent, then more than 7 days but not more than 90 days prior to the effective date thereof)"

     12. Effective as of April 1, 1998, the first sentence of Section 3.2 of the Plan is amended to read in its entirety as follows:

     "3.2 - LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME
            -------------------------------------------

          Notwithstanding any provision of the Plan to the contrary, if the single-sum value of the retirement income or other benefit payable on behalf of any Participant hereunder whose retirement income or other benefit payments have not commenced does not exceed the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 411(a)(11) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto ($5,000 as of April 1, 1998), the actuarial equivalent of such benefit shall be paid in a lump sum; provided, however, that a lump-sum distribution under this Section 3.2 will not be permitted after the Annuity Starting Date and will not be permitted in the case of a Participant who is entitled to receive disability retirement income payments."

     13. Effective as of January 1, 2000, Section 4.1(A)(1) of the Plan is amended to read in its entirety as follows:

          "(1) Maximum Amount of Retirement Income: Any provisions herein to the contrary notwithstanding, in no event shall the monthly retirement income that is payable on or after the first day of the limitation year beginning in 1987 to a Participant hereunder exceed the maximum amount of retirement income for defined benefit plans as specified in Section 415 of the Internal Revenue Code and regulations and rulings issued pursuant thereto; provided, however, that:

          (a) the maximum amount of retirement income applicable to a Participant who was a participant in the Superseded Plan, if any, before the limitation year beginning in 1983 and whose Credited Service includes service that was accrued prior to such
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                                      -6-

               limitation year, shall not be less than his current accrued benefit within the meaning of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982;

               and

          (b) such maximum amount of retirement income applicable to a Participant who was a participant in the Superseded Plan, if any, before the limitation year beginning in 1987 and whose Credited Service includes service that was accrued prior to such limitation year, shall not be less than his current accrued benefit within the meaning of Section 1106(i)(3)(B) of the Tax Reform Act of 1986.

     In determining the maximum monthly retirement income payable on behalf of any Participant, all defined benefit plans (whether or not terminated) of the Controlled Group Members are to be treated as one defined benefit plan. The proportion of the maximum monthly retirement income applicable to all such defined benefit plans of the Controlled Group Members shall be determined on a pro rata basis depending upon the actuarially equivalent amount of retirement income otherwise accrued under each such defined benefit plan."

     14. Effective as of January 1, 1995, Section 4.1(A)(2) of the Plan is amended to read in its entirety as follows:

          "(2)Actuarial Assumptions: The mortality assumptions that are used to compute the actuarially equivalent maximum amount of retirement income permitted under this Section 4.1(A) on and after January 1, 1995 shall be based upon the mortality table prescribed by the Secretary of Treasury pursuant to Section 415(b)(2)(E) of the Internal Revenue Code. The interest rate assumptions that are used to compute the actuarially equivalent maximum amounts of retirement income permitted under the provisions of this
     Section 4.1(A) shall be the same as those that are used in computing actuarially equivalent benefits payable on behalf of a Participant upon his retirement or termination of service and upon the exercise of optional forms of retirement income under the Plan except that:

          (a) the interest rate assumption shall not be less than 5% for the purposes of converting the maximum retirement income to a form other than a straight life annuity (with no ancillary benefits); provided, however, for the purposes of converting the maximum retirement income to any form of benefit which is subject to
               Section 417(e)(3) of the Internal Revenue Code (which shall include lump-sum distributions and other forms of distribution that provide payments in the form of a decreasing annuity or that provide payments for a period less than the life of the recipient), such minimum interest rate assumption that applies on and after January 1, 1995 shall (in lieu of 5%) be the annual
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                                      -7-

               rate of interest on 30-year Treasury securities for the second full calendar month immediately preceding the first day of the Plan Year during which the Annuity Starting Date occurs;

          (b) the interest rate assumption shall not be greater than 5% for the purposes of adjusting the maximum retirement income payable to a Participant who is over the social security retirement age within the meaning of Section 415(b)(8) of the Internal Revenue Code (or age 65 in the case of a governmental plan or a plan maintained by a tax exempt organization) so that it is actuarially equivalent to such a retirement income commencing at the social security retirement age (or age 65 in the case of a governmental plan or a plan maintained by a tax exempt organization); and

          (c) the factor for adjusting the maximum permissible retirement income to a Participant who is less than age 62 years so that it is actuarially equivalent to such a retirement income commencing at age 62 years shall be equal to (i) the factor for determining actuarial equivalence for early retirement under the Plan or (ii) an actuarially computed reduction factor determined using an interest rate assumption of 5% and the mortality assumptions specified in the first sentence of this Section 4.1(A)(2) (except that the mortality decrement shall be ignored if a death benefit at least equal to the single-sum value of the Participant's Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date would be payable under the Plan on behalf of the Participant if he remained in the service of the Employer and his service were to be terminated by reason of his death prior to his Normal Retirement Date), whichever factor will provide the greater reduction. The factor for determining actuarial equivalence for early retirement under the Plan for any given age below age 62 years shall be determined by dividing the early retirement adjustment factor that applies under the Plan at such given age by the early retirement adjustment factor that applies under the Plan at age 62 years."

     15. Effective as of January 1, 1998, Section 4.1(A)(4)(e) of the Plan is amended to add the following sentence between the second and third sentences thereof:

     "Notwithstanding any provisions of this subsection to the contrary, the term 'IRC 415 Compensation' shall also include (i) any elective deferral as defined in Section 402(g)(3) of the Internal Revenue Code, and (ii) any

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                                      -8-

     amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or Section 457 of the Internal Revenue Code."

     16. Effective as of January 1, 2000, Section 4.1(A)(4) is amended to delete Subsections (b), (c), and (d), and to redesignate Subsections (e) and (f) as Subsections (b) and (c), respectively.

     17. Effective as of January 1, 2001, the third sentence of Section 4.1(A)(4)(b) of the Plan is amended to read in its entirety as follows:

          "Notwithstanding any provisions of this subsection to the contrary, the term 'IRC 415 Compensation' shall also include (i) any elective deferral as defined in Section 402(g)(3) of the Internal Revenue Code, and
     (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125, Section 132(f)(4), or Section 457 of the Internal Revenue Code."

     18. Effective as of April 1, 1997, Section 4.1(C) of the Plan is amended to delete the next to the last sentence and substitute in lieu thereof the following sentence:

     "Any provisions of Section 3.1 hereof to the contrary notwithstanding, if any Participant is not provided with the written notification described in the first sentence of this section at least 30 days before his Annuity Starting Date but is provided in the written notification a period of at least 30 days in which to make his election under this section, he may waive such notice period (with any applicable spousal consent) and file his election with the Committee, and his retirement income or other benefit may commence within 30 days after the date on which he was provided with such written notification, but more than 7 days after such date."

     19. Effective as of January 1, 2000, Section 4.6(D) of the Plan is deleted in its entirety.

     20. Effective as of April 1, 1996, Section 5.8 of the Plan is amended to add the following paragraph at the end thereof:

          "Notwithstanding any provision of the Plan to the contrary, in the event that the Plan is terminated, the benefits of any missing participants shall be transferred to the Pension Benefit Guaranty Corporation in accordance with Section 4050 of the Employee Retirement Income Security Act of 1974, as amended."

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                                      -9-

     IN  WITNESS  WHEREOF,   CAPITAL  SOUTHWEST   CORPORATION  has  caused  this
instrument to be executed by its duly authorized officer on this 28th day of December 2001.

                                                   CAPITAL SOUTHWEST CORPORATION



                                                   By___________________________

                                                   Title:_______________________